CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

(the “Trust”)

Supplement dated January 4, 2023

to the Statement of Additional Information (the “SAI”) of the Trust

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

In accordance with the Trust’s retirement policy, Mitchell A. Johnson has resigned from the Board of Trustees of the Trust (the “Board”), having dutifully served on the Board since 2021.

In connection with Mr. Johnson’s resignation from the Board, the SAI is hereby amended and supplemented as follows:

I.       In the “Trustees and Officers of the Trust” section, under the heading “Members of the Board,” the first paragraph is hereby deleted and replaced with the following:

Members of the Board. There are eight members of the Board, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. Joseph T. Grause, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

II.       In the “Trustees and Officers of the Trust” section, under the heading “Board Compensation,” the information with respect to Mr. Johnson should be retained and the following footnote is hereby added with respect to Mr. Johnson:

*	In accordance with the Trust’s retirement policy, Mr. Johnson retired from the Board effective December 31, 2022, after having dutifully served on the Board since 2021.

III.       All other references to Mr. Johnson are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

January 4, 2023

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	Catholic Responsible Investments Funds (File Nos. 333-258156 and 811-23718) Filing Pursuant to Rule 497(e)

Ladies and Gentlemen:

On behalf of our client, Catholic Responsible Investments Funds (the “Trust”), we are filing, pursuant to Rule 497(e) under the Securities Act of 1933, as amended, a supplement to the current Statement of Additional Information of each series of the Trust, as amended.

The purpose of the supplement is to reflect a change to the members of the Board of Trustees of the Trust.

If you have any questions regarding the filing, please contact the undersigned at 215.963.4602.

Sincerely,

/s/ Daniel D. Conroy
Daniel D. Conroy

Morgan, Lewis & Bockius llp 1701 Market Street Philadelphia, PA 19103-2921 United States	+1.215.963.5000 +1.215.963.5001